SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

Deutsche CROCI (Reg. TM) International Fund
Deutsche CROCI (Reg. TM) Sector Opportunities Fund
Deutsche CROCI (Reg. TM) U.S. Fund
Deutsche European Equity Fund

Deutsche Floating Rate Fund
Deutsche Global Growth Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Multi-Asset Conservative Allocation Fund

Deutsche Multi-Asset Moderate Allocation Fund
Deutsche Multi-Asset Global Allocation Fund
Deutsche Real Assets Fund
Deutsche Select Alternative Allocation Fund

The following disclosure is added under the "POLICIES ABOUT TRANSACTIONS" heading of the "INVESTING IN THE FUNDS" section in each fund's prospectus.



CLASS A OR CLASS C TO CLASS T IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser, may become eligible to invest in Class T shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A or Class C shares for Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.


Currently, Class T shares are not available for purchase.


               Please Retain This Supplement for Future Reference


March 16, 2017
PROSTKR-794

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